Exhibit 10.12(d)

This AMENDMENT NO. 4 is made as of the 30th day of September, 2015 to the Credit Agreement (defined below) by and among Air Products and Chemicals, Inc., the Other Borrowers parties from time to time , HSBC Bank USA, N.A., as Administrative Agent (the “Administrative Agent”), Citibank, N.A. and Lloyds Bank plc (the “Supplemental Lenders”). All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Credit Agreement.

The Borrowers, the Administrative Agent and the Lenders are parties to the $2,500,000,000 Revolving Credit Agreement dated as of April 30, 2013 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

Pursuant to Section 2.09 of the Credit Agreement, the Borrowers may, at their option, seek to increase the Total Revolving Credit Commitment by obtaining additional Commitments upon satisfaction of certain conditions.

Each of the Supplemental Lenders is a new Lender that is a lending institution whose identity the Administrative Agent will approve by its signature below.

In consideration of the foregoing, Citibank, N.A. from and after the date hereof shall have a Revolving Credit Committed Amount of $190,000,000 and Lloyds Bank plc from and after the date hereof shall have a Revolving Credit Committed Amount of $95,000,000 as of the date hereof, each of the Supplemental Lenders hereby assumes all of the rights and obligations of a Lender under the Credit Agreement.

The Borrowers have executed and delivered to the Supplemental Lenders as of the date hereof, if they were requested by the Supplemental Lenders, Notes in the form attached to the Credit Agreement as Exhibit A to evidence the Commitment of the Supplemental Lenders.

[signature pages follow]

IN WITNESS WHEREOF, the Administrative Agent, the Borrowers and the Supplemental Lenders have executed this Amendment as of the date shown above.

AIR PRODUCTS AND CHEMICALS, INC.

By:	/s/ Gregory E. Weigard
Name: Gregory E. Weigard
Title: Corporate Treasurer

CITIBANK, N.A.

By:	/s/ David Jaffe
Name: David Jaffe
Title: Vice President

LLOYDS BANK PLC

By:	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President

By:	/s/ Julia R. Franklin
Name: Julia R. Franklin
Title: Vice President

HSBC BANK USA, N.A., as Administrative Agent

By:	/s/ Fernando Acebedo
Name: Fernando Acebedo
Title: Vice President

Consented to:

HSBC BANK USA, N.A., as Issuer

By:	/s/ David A. Mandell
Name: David A. Mandell
Title: Managing Director

BNP PARIBAS, as Issuer

By:	/s/ Michael Kowalozuk
Name: Michael Kowalozuk
Title: Managing Director

By:	/s/ Melissa Dyki
Name: Melissa Dyki
Title: Director

MIZUHO BANK, LTD., as Issuer

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory